Date and Time: April 17, 2017 06:51 AM Pacific Time

Mailing Address:

PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3

www.corporateonline.gov.bc.ca

Location:

2nd Floor - 940 Blanshard Street Victoria BC

1 877 526-1526

Notice of Change of Directors

FORM 10

BUSINESS CORPORATIONS ACT

Section 127

Filed Date and Time: April 17, 2017 06:51 AM Pacific Time

Incorporation Number: Name of Company:

BC0218266 STARCORE INTERNATIONAL MINES LTD.

Date of Change of Directors

April 7, 2017

Director(s) who have ceased to be Directors

Last Name, First Name, Middle Name:

GUNNING, DAVID R

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Director(s) as at April 7, 2017

Last Name, First Name, Middle Name:

Arca, Gary

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

EADIE, ROBERT

Mailing Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750

580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

ESTRA, JORDAN

Mailing Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Delivery Address:

5888 NORTH OCEAN BLVD OCEAN RIDGE FL 33435 UNITED STATES

Last Name, First Name, Middle Name:

Kent, Cory H.

Mailing Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Delivery Address:

1500 ROYAL CENTRE

1055 WEST GEORGIA STREET

P.O. BOX 1117 VANCOUVER BC V6E 4N7 CANADA

Last Name, First Name, Middle Name:

SUMANIK, KEN

Mailing Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

Delivery Address:

6531 DAKOTA DR RICHMOND BC V7C4X5

Last Name, First Name, Middle Name:

TANYA, LUTZKE

Mailing Address:

SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Delivery Address:

SUITE 750, 580 HORNBY STREET VANCOUVER BC V6C 3B6 CANADA

Last Name, First Name, Middle Name:

VILLASENOR, FEDERICO

Mailing Address:

PANZACOLA 15 COYOACAN

MEXICO, D.F. 04000 MEXICO

Delivery Address:

PANZACOLA 15 COYOACAN

MEXICO, D.F. 04000 MEXICO